UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.                )

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CADENCE BANCORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

CADENCE BANCORPORATION c/o Continental Proxy Services	You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.
1 State Street, New York NY 10004
CADENCE BANCORPORATION
2800 Post Oak Boulevard, Suite 3800
Houston, Texas 77056
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
May 6, 2021

*Stockholders are cordially invited to participate
in and vote during the Annual Meeting.

Dear Stockholder,

The 2021 Annual Meeting of Stockholders of Cadence Bancorporation will be held in a virtual meeting format only, via live webcast on the Internet on Thursday, May 6, 2021 at 1:00 p.m. Central Time.

Proposals to be considered at the Annual Meeting:

(1)

The election of Paul B. Murphy, Jr., Precious W. Owodunni, Marc J. Shapiro, and J. Thomas Wiley, Jr. as Class I Directors, each to serve for a one-year term expiring at the 2022 Annual Meeting of Stockholders;

(2)	An advisory vote on the compensation of the Company’s named executive officers;

(3)	The ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021; and

(4)

Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to be presented for a vote of the stockholders during the Annual Meeting.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –

If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit:

https://www.cstproxy.com/cadencebank/2021

Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at: https://www.cstproxy.com/cadencebank/2021	CONTROL NUMBER

CADENCE BANCORPORATION

2800 Post Oak Boulevard, Suite 3800

Houston, Texas 77056

Important Notice Regarding the Availability Of Proxy Materials For the 2021 Annual Meeting of Stockholders to be Held On May 6, 2021

The following Proxy Materials are available to you to review at:

https://www.cstproxy.com/cadencebank/2021

–	the Company’s Annual Report for the year ended December 31, 2020
–	the Company’s 2020 Annual Review
–	the Company’s 2021 Proxy Statement
–	the Proxy Card
–	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 22, 2021 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you access the proxy materials at https://www.cstproxy.com/cadencebank/2021 or vote electronically. You must reference your control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone at: 1-888-266-6971

or

By Internet at: https://www.cstproxy.com/cadencebank/2021

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.